UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025 (May 8, 2025)

Alnylam Pharmaceuticals, Inc.
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Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Henri A. Termeer Square Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 551-8200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ALNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 8, 2025, Alnylam Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Following the receipt of stockholder approval at the Annual Meeting as described in Item 5.07 of this Current Report on Form 8-K, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to allow for officer exculpation (the “Certificate of Amendment”). The foregoing certificate was filed with the Secretary of State of the State of Delaware on May 8, 2025 and was effective as of such date.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit attached hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders
As of March 10, 2025, the record date for the Annual Meeting, 130,084,858 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.
1. The Company’s stockholders re-elected the four persons listed below as Class III directors, each to serve until the Company’s 2028 annual meeting of stockholders or until her successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carolyn R. Bertozzi, Ph.D.	108,200,098	10,440,708	24,081	4,826,451
Margaret A. Hamburg, M.D.	108,041,420	10,601,230	22,237	4,826,451
Colleen F. Reitan	111,919,864	6,734,585	10,438	4,826,451
Amy W. Schulman	103,753,055	14,370,696	541,136	4,826,451
The terms of office of the following directors continued after the Annual Meeting:
Dennis A. Ausiello, M.D.
Michael W. Bonney
Olivier Brandicourt, M.D.
Yvonne L. Greenstreet, M.D.
Peter N. Kellogg
David E.I. Pyott
Elliott Sigal, M.D., Ph.D.
2. The Company’s stockholders approved the Certificate of Amendment. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,515,553	7,120,857	28,477	4,826,451

3. The Company’s stockholders approved the Company’s Second Amended and Restated 2018 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,044,496	4,590,661	29,730	4,826,451

4. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,725,907	6,909,706	29,274	4,826,451

5. The Company’s stockholders ratified the appointment by the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,032,947	6,405,215	53,176	0

Item 9.01.	Financial Statements and Exhibits
(d)     Exhibits

3.1     Certificate of Amendment to Restated Certificate of Incorporation of Alnylam Pharmaceuticals, Inc.
104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025	ALNYLAM PHARMACEUTICALS, INC.

	By:	/s/ Jeffrey V. Poulton
Jeffrey V. Poulton
Executive Vice President, Chief Financial Officer